SWAP CONTRACT ADMINISTRATION AGREEMENT

This SWAP CONTRACT ADMINISTRATION AGREEMENT, dated as of June 23, 2006 (this “Agreement”), among THE BANK OF NEW YORK (“BNY”), as Swap Contract Administrator (in such capacity, the “Swap Contract Administrator”) and not in its individual or corporate capacity but solely as Indenture Trustee under the Indenture referred to below (in such capacity, the “Indenture Trustee”), COUNTRYWIDE HOME LOANS, INC. (“CHL”), and GSC Capital Corp. QRS Delaware Real Estate Holdings, Inc. (“GSC”).

WHEREAS, CHL is a party to an interest rate swap agreement between CHL and Barclays Bank PLC (the “Counterparty”), with a Trade Date of June 20, 2006 and a reference number of 1254100B, (the “CHL Swap Contract”), a copy of which is attached to this Agreement at Exhibit A;

WHEREAS, CHL is conveying through an affiliate of GSC certain mortgage loans and other related assets to a trust fund (the “Trust Fund”) created pursuant to an Amended and Restated Trust Agreement, dated as of June 23, 2006 (the “Trust Agreement”), among CWALT, Inc., as depositor (the “Depositor”), Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and the Indenture Trustee;

WHEREAS, simultaneously with the execution and delivery of this Agreement, CHL is assigning all of its rights, and delegating all of its duties and obligations (other than its obligation to pay the Upfront Amount (as defined in the CHL Swap Contract)) under the CHL Swap Contract to the Swap Contract Administrator, and the terms of the CHL Swap Contract are being amended (such CHL Swap Contract, as amended, the “Swap Contract”) pursuant to the Novation Agreement, dated as of the date hereof (the “Novation Agreement”), among CHL, as transferor, the Swap Contract Administrator, as transferee, and the Counterparty, as remaining party, a copy of which is attached to this Agreement at Exhibit B;

WHEREAS, the parties hereto desire that the Indenture Trustee make remittances to the Swap Contract Administrator as contemplated by and to the extent provided in the Indenture to cover payments due to the Counterparty under the Swap Contract;

WHEREAS, CHL desires that the Net Payments (as defined below) payable by the Counterparty on the Swap Contract be distributed to the Indenture Trustee on behalf of the Trust Estate to be applied for the purposes specified in the Indenture and that the Excess Payments (as defined below) on the Swap Contract be distributed to GSC;

WHEREAS, CHL and the Indenture Trustee desire to appoint the Swap Contract Administrator, and the Swap Contract Administrator desires to accept such appointment, to distribute funds received under the Swap Contract to the Indenture Trustee and to CHL as provided in this Agreement, and, in the case of a NIM Issuance, to distribute Excess Payments in accordance with the related Swap Excess Assignment Agreement (each as defined below).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.  Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned thereto in the Swap Agreement or the Indenture, as the case may be, as in effect on the date hereof.

Benefited Notes: The Class A Notes and the Subordinate Notes.

Excess Payment: For any Payment Date on or prior to the Swap Contract Termination Date and as to which the Swap Contract or a replacement swap contract is in effect, an amount equal to the excess, if any, of (i) the Net Swap Payment (as defined in the Indenture) received by the Swap Contract Administrator from the Counterparty with respect to such Payment Date over (ii) the Net Payment for such Payment Date. For any Payment Date on or prior to the Swap Contract Termination Date but only if neither the Swap Contract nor a replacement swap contract is in effect, zero. For any Payment Date after the Swap Contract Termination Date, an amount equal to all remaining funds on deposit in the Swap Administration Account.

Indenture Trustee: With respect to a NIM Issuance (if any), the indenture trustee under the indenture pursuant to which the notes related to such NIM Issuance are issued.

ISDA Credit Support Annex: An ISDA Credit Support Annex negotiated and established as provided in Section 5.

Net Payment: With respect to any Payment Date on or prior to the Swap Contract Termination Date, an amount equal to the sum of (i) any Current Interest and Interest Carry Forward Amounts in respect of the Benefited Notes, (ii) any Net Rate Carryover in respect of the Benefited Notes, (iii) any Unpaid Realized Loss Amounts in respect of the Benefited Notes and (iv) any Overcollateralization Deficiency Amount, in each case remaining unpaid (or in the case of Overcollateralization Deficiency Amount, remaining) following the distribution to the Benefited Notes of Excess Cashflow pursuant to Section 4.02(c) of the Indenture. With respect to any Payment Date after the Swap Contract Termination Date, zero.

NIM Issuance: An issuance by a NIM Trust, on or after the date hereof, of asset-backed notes secured by the Class C Notes.

NIM Trust: A Delaware statutory trust or other special-purpose entity that is the issuer of the securities issued in connection with a NIM Issuance (if any).

Responsible Officer: When used with respect to the Swap Contract Administrator, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Swap Contract Administrator customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

Swap Administration Account: The separate account created and maintained by the Swap Contract Administrator pursuant to Section 3 hereof with a depository institution in the name of the Swap Contract Administrator for the benefit of the Counterparty, GSC and the Indenture Trustee on behalf of the Holders of the Benefited Notes and designated “The Bank of New York for Countrywide Home Loans, Inc., Barclays Bank PLC and certain registered Holders of GSC Capital Corp. Mortgage Trust 2006-2, GSC Alternative Loan Trust Notes, Series 2006-2”. Funds in the Swap Administration Account shall be held for the Counterparty, CHL and the Indenture Trustee on behalf of the Holders of the Benefited Notes as set forth in this Agreement.

Swap Excess Assignment Agreement: With respect to a NIM Issuance (if any), an agreement executed on or after the date hereof by CHL, the related NIM Trust and the Swap Contract Administrator (in form and substance reasonably satisfactory to the Swap Contract Administrator), pursuant to which rights to receive certain portions of Excess Payments shall be assigned to such NIM Trust and pursuant to which the Swap Contract Administrator shall agree to distribute Excess Payments to the related Indenture Trustee and CHL (in accordance with the terms of such agreement).

2.  Appointment of Swap Contract Administrator.

CHL, GSC and the Indenture Trustee hereby appoint BNY to serve as Swap Contract Administrator pursuant to this Agreement and pursuant to the related Swap Excess Assignment Agreement (if any). The Swap Contract Administrator accepts such appointment, acknowledges the transfer and assignment to it of CHL’s rights and obligations under the Swap Contract pursuant to the Novation Agreement. The Swap Contract Administrator agrees to exercise the rights referred to above for the benefit of GSC, the Indenture Trustee on behalf of the Noteholders and the Counterparty, and to perform the duties set forth in this Agreement. In the event of a NIM Issuance, the Swap Contract Administrator further agrees to perform the duties set forth in the related Swap Excess Assignment Agreement for the benefit of GSC, the related NIM Trust and the related Indenture Trustee.

3.  Receipt of Funds; Swap Administration Account.

The Swap Contract Administrator hereby agrees to receive (i) on behalf of GSC and the Indenture Trustee on behalf of the Trust Estate, all amounts paid by the Counterparty under the Swap Contract and (ii) on behalf of the Counterparty, all amounts remitted by the Indenture Trustee pursuant to the Indenture for payment to the Counterparty. The Swap Contract Administrator shall establish and maintain a Swap Administration Account into which the Swap Contract Administrator shall deposit or cause to be deposited on the Business Day of receipt, (x) all amounts remitted by the Indenture Trustee for payment to the Counterparty pursuant to the Swap Contract and (y) all amounts payable by the Counterparty under the Swap Contract. All funds deposited in the Swap Administration Account shall be held for the benefit of the Counterparty, GSC and the Indenture Trustee on behalf of the Holders of the Benefited Notes until withdrawn in accordance with this Section 3. The Swap Administration Account shall be an “Eligible Account” as defined in the Indenture. The Swap Administration Account is an “outside reserve fund” within the meaning of Treasure Regulation 1.860G-2(h) and shall not be an asset of any REMIC.

Funds in the Swap Administration Account shall remain uninvested.

The Swap Contract Administrator shall give at least 30 days’ advance notice to the Counterparty, CHL and the Indenture Trustee of any proposed change of location of the Swap Administration Account prior to any change thereof.

4.  Calculations; Distribution of Payments; Delivery of Notices.

The Swap Contract Administrator hereby agrees to make payments based on the information provided by the Indenture Trustee and the Counterparty, and the Swap Contract Administrator shall, absent manifest error, be entitled to rely on information provided by the Indenture Trustee and the Counterparty.

On the Business Day of receipt of any payment from the Counterparty, the Swap Contract Administrator shall withdraw the amount of such payment from the Swap Administration Account and distribute such amounts sequentially, as follows:

(a)	first, to the Indenture Trustee for deposit into the Swap Account, the applicable Net Payment; and

(b)	second, to GSC, the applicable Excess Payment, in accordance with the following wiring instructions:

[WIRING INSTRUCTIONS TO COME]

On the Business Day of receipt of any payment from the Indenture Trustee for payment to the Counterparty, the Swap Contract Administrator shall withdraw the amount of such payment from the Swap Administration Account and distribute such amounts to the Counterparty in accordance with the wiring instructions specified in the Swap Contract.

The Swap Contract Administrator shall prepare and deliver any notices required to be delivered under the Swap Contract.

On the Business Day of receipt of any notices, information or reports received by the Swap Contract Administrator from the Counterparty, the Swap Contract Administrator shall provide the same to the Indenture Trustee, including without limitation information regarding any Net Swap Payment or Swap Termination Payment that will be payable by the Swap Contract Administrator to the Counterparty with respect to the next Payment Date.

5.  Control Rights; ISDA Credit Support Annex; Replacement Swap Contract.

The Indenture Trustee shall have the right to direct the Swap Contract Administrator with respect to the exercise of any right under the Swap Contract (such as the right to designate an Early Termination Date following an Event of Default (each such term as defined in the Swap Contract)).

Upon receiving written notification from CHL of the rating of the Counterparty falling below the Approved Rating Thresholds (as defined in the Swap Contract), the Swap Contract Administrator shall demand payment of the Delivery Amount (as defined in the ISDA Credit Support Annex). In connection with such demand for payment, the Swap Contract Administrator shall establish an account to hold cash or other eligible investments pledged under such ISDA Credit Support Annex. Any such account shall be an “Eligible Account” as defined in the Pooling and Servicing Agreement. Any cash or other eligible investments pledged under an ISDA Credit Support Annex shall not be part of the Swap Administration Account unless they are applied in accordance with such ISDA Credit Support Annex to make a payment due to the Swap Contract Administrator pursuant to the Swap Contract.

In the event that the Swap Contract is terminated, GSC shall assist the Swap Contract Administrator in procuring a replacement swap contract with terms approximating those of the original Swap Contract, and the Swap Contract Administrator shall enter into a replacement swap contract procured by GSC and continue to serve as Swap Contract Administrator pursuant to the terms hereof. Any Swap Termination Payment received from the Counterparty shall be used to pay any upfront amount required under any replacement swap contract, and any excess shall be distributed to GSC. In the event that a replacement swap contract cannot be procured, any Swap Termination Payment received from the Counterparty in respect of the termination of the original Swap Contract shall be held in the Swap Administration Account and distributed as provided in Section 4. In the event that a replacement swap is procured and the replacement counterparty pays an upfront amount to the Swap Contract Administrator in connection with the execution of the replacement swap contract, the Swap Contract Administrator shall use such upfront amount to pay any remaining Swap Termination Payment due to the Counterparty in respect of the original Swap Contract, and shall remit to the Indenture Trustee the remaining portion of such upfront amount (based on information provided by the Indenture Trustee) to be included in Interest Funds for the Mortgage Loans and the Principal Distribution Amount for the Mortgage Loans for the following Payment Date to the extent that a Swap Termination Payment was payable to the Counterparty in connection with the termination of the original Swap Contract and Interest Funds for the Mortgage Loans and the Principal Distribution Amount for the Mortgage Loans for one or more preceding Payment Dates were used to cover such Swap Termination Payment. Any upfront amount paid by a replacement counterparty that is not (x) used by the Swap Contract Administrator to cover any remaining Swap Termination Payment payable to the Counterparty in respect of the original Swap Contract or (y) remitted by the Swap Contract Administrator to the Indenture Trustee to be included in the Interest Funds for the Mortgage Loans and the Principal Distribution Amount for the Mortgage Loans for the following Payment Date shall be distributed to GSC.

6.  Monitoring of Significance Percentage. With respect to each Payment Date, the Swap Contract Administrator shall calculate the “significance percentage” (as defined in Item 1115 of Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100-229.1123) of the Swap Contract based on the aggregate Certificate Principal Balance of the Benefited Notes for such Payment Date (after all distributions to be made thereon on such Payment Date) and based on the methodology provided in writing by or on behalf of CHL and GSC no later than the fifth Business Day preceding such Payment Date. On each Payment Date, the Swap Contract Administrator shall provide to CHL and GSC a written report (which written report may include similar information with respect to other derivative instruments relating to securitization transactions sponsored by CHL) specifying the “significance percentage” of the Swap Contract for that Payment Date. If the “significance percentage” of the Swap Contract exceeds 7.0% with respect to any Payment Date, the Swap Contract Administrator shall make a separate notation thereof in the written report described in the preceding sentence. Such written report may contain such assumptions and disclaimers as are deemed necessary and appropriate by the Swap Contract Administrator

7.  Representations and Warranties of the Swap Contract Administrator. The Swap Contract Administrator represents and warrants as follows:

(a)
BNY is duly organized and validly existing as a banking corporation under the laws of the State of New York and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations as Swap Contract Administrator under this Agreement.

(b)	The execution, delivery and performance of this Agreement by BNY as Swap Contract Administrator have been duly authorized by BNY.

(c)
This Agreement has been duly executed and delivered by BNY as Swap Contract Administrator and is enforceable against BNY in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

(d)
The execution, delivery and performance of this Agreement by BNY as Swap Contract Administrator will not result in a breach of the organizational documents of BNY and will not violate any applicable law, rule or regulation of the United States or the State of New York.

8.  Certain Matters Concerning the Swap Contract Administrator.

(a)	The Swap Contract Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

(b)
No provision of this Agreement shall be construed to relieve the Swap Contract Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided that:

(i)  the duties and obligations of the Swap Contract Administrator shall be determined solely by the express provisions of this Agreement, the Swap Contract Administrator shall not be liable, individually or as Swap Contract Administrator, except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Swap Contract Administrator and the Swap Contract Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Swap Contract Administrator and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(ii)  the Swap Contract Administrator shall not be liable, individually or as Swap Contract Administrator, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Swap Contract Administrator, unless the Swap Contract Administrator was grossly negligent or acted in bad faith or with willful misfeasance; and

(iii)  the Swap Contract Administrator shall not be liable, individually or as Swap Contract Administrator, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Controlling Party, or exercising any power conferred upon the Swap Contract Administrator under this Agreement.

(c)	Except as otherwise provided in Sections 8(a) and 8(b):

(i)
the Swap Contract Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, officer’s certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)
the Swap Contract Administrator may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

(iii)
the Swap Contract Administrator shall not be liable, individually or as Swap Contract Administrator, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)
the Swap Contract Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Counterparty, CHL or the Indenture Trustee; provided, however, that if the payment within a reasonable time to the Swap Contract Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Swap Contract Administrator not reasonably assured to the Swap Contract Administrator by the Counterparty, CHL and/or the Indenture Trustee, the Swap Contract Administrator may require reasonable indemnity against such expense, or liability from the Counterparty, CHL and/or the Indenture Trustee, as the case may be, as a condition to taking any such action; and

(v)
the Swap Contract Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it.

(d)
GSC covenants and agrees to pay or reimburse the Swap Contract Administrator, upon its request, for all reasonable expenses and disbursements incurred or made by the Swap Contract Administrator in accordance with any of the provisions of this Agreement except any such expense or disbursement as may arise from its negligence, bad faith or willful misconduct. The Swap Contract Administrator and any director, officer, employee or agent of the Swap Contract Administrator shall be indemnified by GSC and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Swap Contract or the Novation Agreement or in connection with the performance of any of the Swap Contract Administrator’s duties hereunder or thereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Swap Contract Administrator’s duties hereunder or thereunder. Such indemnity shall survive the termination of this Agreement or the resignation of the Swap Contract Administrator hereunder and under the Swap Contract and the Novation Agreement.

(e)
Upon the resignation of BNY as Indenture Trustee in accordance with the Indenture, (i) BNY shall resign and be discharged from its duties as Swap Contract Administrator hereunder and (ii) the Person that succeeds BNY as Indenture Trustee shall be appointed as successor Swap Contract Administrator hereunder upon its execution, acknowledgement and delivery of the instrument accepting such appointment in accordance with Section 6.08 of the Indenture, whereupon the duties of the Swap Contract Administrator hereunder shall pass to such Person. In addition, upon the appointment of a successor Indenture Trustee under the Indenture, such successor Indenture Trustee shall succeed to the rights of the Indenture Trustee hereunder.

(f)
In the event of a NIM Issuance, nothing in this Section 8 shall limit or otherwise modify or affect the rights, duties or obligations of the Swap Contract Administrator under the related Swap Excess Assignment Agreement.

9.  Miscellaneous.

(a)	This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(b)
Each of BNY, GSC and CHL hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Agreement.

(c)
The Counterparty shall be an express third party beneficiary of this Agreement for the purpose of enforcing the provisions hereof to the extent of the Counterparty’s rights explicitly specified herein as if a party hereto.

(d)
This Agreement shall terminate upon the termination of the Swap Contract and the disbursement by the Swap Contract Administrator of all funds received under the Swap Contract to GSC and the Indenture Trustee on behalf of the Holders of the Benefited Notes.

(e)
This Agreement may be amended, supplemented or modified in writing by the parties hereto, provided that no amendment shall adversely affect in any material respect the Counterparty without the prior written consent of the Counterparty, which consent shall not be unreasonably withheld.

(f)
This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all such counterparts taken together shall be deemed to constitute one and the same instrument.

(g)
Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h)
The representations and warranties made by the parties to this Agreement shall survive the execution and delivery of this Agreement. No act or omission on the part of any party hereto shall constitute a waiver of any such representation or warranty.

(i)	The article and section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

THE BANK OF NEW YORK, as Swap Contract Administrator

By:
Name:
Title:

THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Indenture Trustee

By:
Name:
Title:

COUNTRYWIDE HOME LOANS, INC.

By:
Name:
Title:

GSC CAPITAL CORP. QRS DELAWARE REAL ESTATE HOLDINGS, INC.

By:
Name:
Title:

EXHIBIT A

SWAP CONTRACT

EXHIBIT B

NOVATION AGREEMENT